                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 17, 2001


                      HealthTronics Surgical Services, Inc.
           (Exact name of the Registrant as specified in its charter)


          Georgia                        001-14921             58-2210668
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation and organization)                             identification No.)


 ------------------------------------------------------------------------------

                         1841 West Oak Parkway, Suite A
                             Marietta, Georgia 30062
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  770-419-0691

Item 2.  Acquisition or Disposition of Assets.

         On May 17, 2001, HealthTronics Surgical Services, Inc. (formerly HealthTronics, Inc.) ("HealthTronics") purchased all of the issued and outstanding capital stock of Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc. (collectively the "Corporations") for $565,000 in cash, pursuant to a Stock Purchase Agreement by HealthTronics and HEALTHSOUTH Corporation and Surgical Health Corporation. The acquisitions are given financial effect as of April 1, 2001. The Corporations own a 52.07% interest in and Heritage is the general partner of Gulf Coast Lithotripsy Associates, L.P. ("GCLA"). GCLA owns a 70% interest in and is the general partner of Lithotripsy Associates of Texas, Limited Partnership ("LAT").

            The purchase price was determined and negotiated by the parties based on the expected annual cash flow to be generated by the Corporations and subsidiaries. HealthTronics financed the acquisitions with working capital generated by its business.

            Earlier this year, HealthTronics announced that it had agreed with HEALTHSOUTH Corporation that HealthTronics would be able to use HEALTHSOUTH's surgery centers to provide OssaTron(R) orthopaedic shock wave treatment for chronic plantar fasciitis. Two HealthTronics directors, Russell Maddox and Michael D. Martin, are former executive officers of HEALTHSOUTH Corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Business Acquired

         The following combined consolidated audited financial statements of Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc. and subsidiaries (collectively the "Company") as of and for the year ended December 31, 2000 are provided herein:

                  (1)      Independent Auditor's Report dated July 31, 2001

                  (2)      Balance Sheet as of December 31, 2000

                  (3)      Statement of Income for the year ended December 31,
                           2000

                  (4) Statement of Shareholder's Equity for the year ended December 31, 2000

                  (5)      Statement of Cash Flows for the year ended December
                           31, 2000

                  (6) Notes to Financial Statements for the year ended December 31, 2000

b.       Pro Forma Financial Information

         The following unaudited combined consolidated pro forma financial statements relative to the acquisition are provided herein as follows:

                  (1)      Balance Sheet as of December 31, 2000

                  (2)      Statement of Income for the year ended December 31,
                           2000

                  (3) Statement of Income for the three months ended March 31, 2001

         The unaudited combined consolidated pro forma statement of income give effect to the acquisition by HealthTronics of the Company, as if the acquisition had occurred on January 1 of the periods presented. The unaudited combined consolidated pro forma balance sheet gives effect to the acquisition by HealthTronics of the Company, as if the acquisition had occurred on December 31, 2000. The pro forma adjustments are based upon estimates, currently available information and certain assumptions management deems appropriate. The unaudited combined consolidated pro forma financial data presented herein are not necessarily indicative of the results that HealthTronics would have obtained had such events occurred at the beginning of the periods, as assumed, or of the future results of HealthTronics.
                                                                               3

INDEPENDENT AUDITORS' REPORT

The Shareholders of Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc. and subsidiaries


We have audited the accompanying combined consolidated balance sheet of Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc. and subsidiaries as of December 31, 2000, and the related combined consolidated statements of income, shareholder's equity and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined consolidated financial position of Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc. and subsidiaries as of December 31, 2000, and the combined consolidated results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


Atlanta, Georgia
July 31, 2001                          /s/ Ernst & Young LLP

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries

                       Combined Consolidated Balance Sheet

                                December 31, 2000


ASSETS
Current assets:
  Cash                                                                $   79,011
  Accounts receivable, net of allowance for doubtful accounts
    of $13,614                                                           665,576
  Prepaid expenses and other current assets                                3,990
                                                                      ----------
Total current assets                                                     748,577

Equipment, net of accumulated depreciation of $3,539,453                 299,622
                                                                      ----------
Total assets                                                          $1,048,199
                                                                      ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
  Accounts payable                                                    $   69,644
  Salary and wages payable                                                24,897
  Payable to related party                                               345,975
  Other current liabilities                                               38,051
  Current portion of note payable to
    related party                                                         78,939
                                                                      ----------
Total current liabilities                                                557,506

Note payable to related party, net of
  current portion                                                        203,926
Minority interest                                                        120,098
Shareholder's equity:
  Common stock - Heritage Medical Services of Texas, Inc., no par value, 10,000 shares authorized, 1,110 shares issued and
    outstanding                                                               --
  Common stock - HSC of Gulf Coast, Inc., no par value, 10,000
    shares authorized, 1,000 shares issued and outstanding                    --
  Retained earnings                                                      166,669
                                                                      ----------
Total shareholder's equity                                               166,669
                                                                      ----------
Total liabilities and shareholder's equity                            $1,048,199
                                                                      ==========




See accompanying notes.

      Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc.
                                and Subsidiaries

                    Combined Consolidated Statement of Income

                          Year ended December 31, 2000



Revenues                                                     $ 4,146,936

Operating expenses                                             1,062,826
Provision for doubtful accounts                                    6,674
Depreciation expense                                             112,498
Management fee                                                    81,361
                                                             -----------
Operating income                                               2,883,577

Interest expense                                                 (33,467)
Other income                                                       3,108
                                                             -----------
Income before minority interest                                2,853,218
Minority interest                                              1,484,198
                                                             -----------
Net income                                                   $ 1,369,020
                                                             ===========

Supplemental unaudited proforma information:
     Net income, as above                                    $ 1,369,020
     Pro forma adjustment to income tax expense                  533,918
                                                             -----------
     Pro forma net income                                    $   835,102
                                                             ===========





See accompanying notes.

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries

             Combined Consolidated Statement of Shareholder's Equity

                          Year ended December 31, 2000



Balance at January 1, 2000                                       $   146,055

   Net income                                                      1,369,020
   Distributions                                                  (1,348,406)
                                                                 -----------
Balance at December 31, 2000                                     $   166,669
                                                                 ===========




See accompanying notes.

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries

                  Combined Consolidated Statement of Cash Flows

                          Year ended December 31, 2000


OPERATING ACTIVITIES
Net income                                                                $ 1,369,020
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Depreciation                                                             112,498
     Minority interest in income of subsidiaries, net of
       distributions to minority interest                                     423,603
     Changes in operating assets and liabilities:
         Accounts receivable                                                   68,257
         Prepaid expenses and other current
           assets                                                               5,361
         Accounts payable                                                      35,024
         Payable to related party                                            (452,479)
         Accrued expenses                                                     (53,964)
                                                                          -----------
Net cash provided by operating activities                                   1,507,320

INVESTING ACTIVITIES
Purchase of property and equipment, net                                       (20,360)
Distributions to related party                                             (1,348,406)
                                                                          -----------
Net cash used in investing activities                                      (1,368,766)

FINANCING ACTIVITIES
Repayment of debt                                                             (78,939)
                                                                          -----------
Net cash used in financing activities                                         (78,939)
                                                                          -----------
Net increase in cash                                                           59,615

Cash at beginning of year                                                      19,396
                                                                          -----------
Cash at end of year                                                       $    79,011
                                                                          ===========




See accompanying notes.

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries

               Notes to Combined Consolidated Financial Statements
                                December 31, 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION

On May 17, 2001, HealthTronics Surgical Services, Inc. (formerly HealthTronics, Inc.) ("HealthTronics") purchased all of the issued and outstanding capital stock of Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc. (collectively the "Corporations"). The Corporations own a 52.07% interest in and Heritage is the general partner of Gulf Coast Lithotripsy Associates, L.P. ("GCLA"). GCLA owns a 70% interest in and is the general partner of Lithotripsy Associates of Texas, Limited Partnership ("LAT"). GCLA and LAT own and operate lithotripters in Houston, Texas. Lithotripters provide non-invasive treatment services for certain urologic conditions.

Profits and losses of GCLA and LAT are allocated to and between the partners of GCLA and LAT in proportion to their respective partnership interests. Distributions and appropriations of the profits and losses are made to the partners quarterly as defined by the partnership agreement.

The Corporations are under common ownership by HEALTHSOUTH Corporation ("HEALTHSOUTH").

PRINCIPLES OF CONSOLIDATION

The accompanying combined consolidated financial statements include the accounts of the Corporations, GCLA and LAT (collectively "the Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

EQUIPMENT

Equipment is recorded at cost. Upon sale or retirement of equipment, the cost and related accumulated depreciation is eliminated from the respective accounts and the resulting gain or loss is included in the results of operations.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from 3-10 years.

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries

         Notes to Combined Consolidated Financial Statements (continued)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

MINORITY INTEREST

The equity of minority investors in the Company is reported on the combined consolidated balance sheet as minority interest. Minority interest reported in the combined consolidated income statement reflects the respective interest in the income of the limited partnerships attributable to the minority investors.

REVENUES

Revenues are reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered and are recognized at the date of service.

ACCOUNTS RECEIVABLE

An allowance for doubtful accounts is established for revenue estimated to be uncollectible and is adjusted periodically based upon management's evaluation of current economic conditions, historical collection experience, and other relevant factors which, in the opinion of management, deserve recognition in estimating such allowance.

Credit is extended based on an evaluation of the customer's financial condition and collateral is generally not required.

INCOME TAXES

Certain of the entities comprising the Company are partnerships. For these entities, the partners, including the Corporations, assume responsibility for the income tax of such entities. The Corporations file a consolidated tax return with HEALTHSOUTH. HEALTHSOUTH does not charge the Corporations for their income taxes. Accordingly, the accompanying financial statements do not reflect any provision for income taxes. Unaudited pro forma income tax expense is shown on the accompanying financial statements related to the Corporations.


FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments are comprised principally of cash, accounts receivable, accounts payable, and long-term debt. The carrying amounts of these financial instruments approximate their fair values.


2. RELATED PARTY TRANSACTIONS

The information below summarizes related party transactions with HEALTHSOUTH as of and for the year ended December 31, 2000:

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries

         Notes to Combined Consolidated Financial Statements (continued)



2. RELATED PARTY TRANSACTIONS (CONTINUED)

              Payable to related party                     $345,975
                                                           ========
              Note payable to related party                $282,865
                                                           ========


              Related party interest expense               $ 33,467
              Related party management fees                  81,361
                                                           --------
                                                           $114,828
                                                           ========

The payable to related party represents normal cash transactions between HEALTHSOUTH and the Company. HEALTHSOUTH provides cash management and certain other services for the Company. Distributions to HEALTHSOUTH are also recorded in this account. No interest is charged by HEALTHSOUTH on these accounts. Fluctuations in this account reflect cash flow from operations in excess of expenses for the current year. The note payable to related party represents a note with HEALTHSOUTH related to a machine the Company acquired. This machine is collateralized against the note. See footnote 4 for the terms of note. The Company also pays a management fee to HEALTHSOUTH for general management services. The Company believes such amounts are no less favorable than amounts that would be incurred for similar services with outside parties.

3. CONTINGENCIES

The Corporations participate in HEALTHSOUTH's self-insured plans for professional liability and comprehensive general liability. In addition, HEALTHSOUTH purchased underlying insurance which would cover all claims once established limits have been exceeded. It is the opinion of HEALTHSOUTH's management that, at December 31, 2000, HEALTHSOUTH has adequate reserves to cover losses on asserted and unasserted claims. The Company accrues for any claims through intercompany receivables/payables when management estimates that a loss is probable.

4. NOTE PAYABLE TO RELATED PARTY

As of December 31, 2000, note payable to related party consists of a note payable between LAT and HEALTHSOUTH. The note bears interest at a rate of 9.86% per annum and is payable in monthly principal installments of $6,678 plus interest. The note is collateralized by equipment.

The note is payable as follows:

            2001                                         $ 78,939
            2002                                           78,939
            2003                                           78,939
            2004                                           46,048
                                                         --------
                                                         $282,865
                                                         ========

Interest paid during 2000 was $33,467.

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries

         Notes to Combined Consolidated Financial Statements (continued)



5. EMPLOYEE BENEFIT PLANS

Employees of the Company are eligible to participate in a HEALTHSOUTH 401(k) savings plan once they have completed one year of service with a minimum of 1,000 hours worked. Contributions to the plan by the Company were not significant in 2000.

6.  SUBSEQUENT EVENTS

In February 2001, the Company made distributions to its owners totaling $657,972. Of this amount, $288,415 was paid to its minority owners.


Item 7(b) -- Pro Forma Financial Information

On May 17, 2001 HealthTronics Surgical Services, Inc. (formerly HealthTronics, Inc.) ("HealthTronics") purchased all of the issued and outstanding capital stock of Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc.

The following unaudited pro forma information includes the unaudited pro forma balance sheet as of December 31, 2000 as if the acquisition of Heritage Medical Services of Texas, Inc. and HSC of Gulf Coast, Inc. and subsidiaries (collectively the "Company") had occurred on that date, and includes the unaudited pro forma statements of operations for the year ended December 31, 2000 and for the three months ended March 31, 2001 as if the acquisition of the Company had occurred as of December 31, 2000. Due to the nature of the assets acquired, HealthTronics believes that it is more informative to provide all balance sheet amounts as of December 31, 2000 rather than March 31, 2001. These pro forma statements do not necessarily reflect the results of operations, as they would have been if HealthTronics had completed the acquisition on the dates indicated above. The acquisition of the Company was accounted for as a purchase. This unaudited pro forma information should be read in conjunction with the separate financial statements and notes of HealthTronics Surgical Services, Inc. and the Company.

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries
                   Pro Forma Combined Condensed Balance Sheet
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)



                                               HISTORICAL
                                             HEALTHTRONICS                             PRO FORMA            PRO FORMA
                                           SURGICAL SERVICES         COMPANY (1)      ADJUSTMENTS            COMBINED
                                           ----------------------------------------------------------------------------

CURRENT ASSETS
  Cash and cash equivalents                   $  5,822,626           $    79,011        $(565,000)(2)      $  5,336,637
  Trade accounts receivable, net                 5,158,775               665,576               --             5,824,351
  Income taxes receivable                          894,763                    --               --               894,763
  Inventory                                      2,702,392                    --               --             2,702,392
  Due from affiliated partnerships                 210,157                    --               --               210,157
  Vendor deposits                                  337,151                    --               --               337,151
  Prepaid expenses                                 314,563                 3,990               --               318,553
  Deferred income taxes                            278,967                    --               --               278,967
                                           ----------------------------------------------------------------------------

TOTAL CURRENT ASSETS                            15,719,394               748,577         (565,000)           15,902,971

Property and equipment, at cost:
  Medical devices placed in
    service                                     13,123,439             3,839,075           28,066(2)         16,990,580
  Office equipment, furniture
    and fixtures                                   539,735                    --               --               539,735
  Vehicles and accessories                       1,723,679                    --               --             1,723,679
                                           ----------------------------------------------------------------------------

  Less accumulated depreciation                 (4,742,163)           (3,539,453)              --            (8,281,616)
                                           ----------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                      10,644,690               299,622           28,066            10,972,378

Partnership investments                            473,757                    --               --               473,757
Goodwill, net                                    3,422,490                    --           24,290(2)          3,446,780
Patent license                                      45,010                    --               --                45,010
Other assets                                       127,477                    --               --               127,477
                                           ----------------------------------------------------------------------------

TOTAL ASSETS                                  $ 30,432,818           $ 1,048,199        $(512,644)         $ 30,968,373
                                           ============================================================================

                                                  HISTORICAL
                                                 HEALTHTRONICS                                  PRO FORMA             PRO FORMA
                                               SURGICAL SERVICES        COMPANY(1)             ADJUSTMENTS             COMBINED
                                               ---------------------------------------------------------------------------------
CURRENT LIABILITIES

   Trade accounts payable                         $ 1,235,435          $    69,644             $      --             $ 1,305,079
   Customer deposits                                  760,779                   --                    --                 760,779
   Income taxes payable                                    --                   --                    --                      --
   Warranty accrual                                   287,716                   --                    --                 287,716
   Other accrued expenses                             841,025              408,923              (345,975)(2)             903,973
   Deferred profit on service contracts                25,417                   --                    --                  25,417
   Short-term borrowings                              596,114                   --                    --                 596,114
   Current portion of long-term debt                1,521,164               78,939                    --               1,600,103
                                               ---------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                           5,267,650              557,506              (345,975)              5,479,181

Long-term debt, less current portion                1,967,859              203,926                    --               2,171,785
Deferred income taxes                                 664,193                   --                    --                 664,193
Deferred profit on medical device sales
  to related parties                                  251,867                   --                    --                 251,867
Minority interest                                   3,945,355              120,098                    --               4,065,453
Other liabilities                                     151,627                   --                    --                 151,627
                                               ---------------------------------------------------------------------------------

TOTAL LIABILITIES                                  12,248,551              881,530              (345,975)             12,784,106



SHAREHOLDERS' EQUITY
   Common stock                                    13,744,704                   --                    --              13,744,704
   Retained earnings                                4,439,563              166,669              (166,669)(2)           4,439,563
                                               ---------------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          $30,432,818          $ 1,048,199             $(512,644)            $30,968,373
                                               =================================================================================

1.       Represents the December 31, 2000 balance sheet of the Company.

2. Represents the adjustments required to record the purchase accounting related to the acquisition of the Company. Such adjustments include removal of the payable to related party not assumed in the acquisition, recording of equipment at fair value and recording of goodwill.

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries
                Pro Forma Combined Condensed Statement of Income
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                  HISTORICAL
                                                     -------------------------------------
                                                       HEALTHTRONICS                                  PRO FORMA          PRO FORMA
                                                     SURGICAL SERVICES          COMPANY(1)           ADJUSTMENTS          COMBINED
                                                     ------------------------------------------------------------------------------
Net revenue                                             $ 33,846,015           $ 4,146,936           $     --          $ 37,992,951
Cost of devices, service parts,
  consumables                                             14,174,272                    --                 --            14,174,272
                                                     ------------------------------------------------------------------------------
                                                          19,671,743             4,146,936                 --             23,818,679

Salaries, general and administrative
  expenses                                                 9,301,247             1,263,359              7,232 (3)        10,571,838
                                                     ------------------------------------------------------------------------------
                                                          10,370,496             2,883,577             (7,232)           13,246,841

Equity in earnings of unconsolidated
  partnerships                                               164,516                    --                 --               164,516
Partnership distributions from cost based
   investments                                               387,997                    --                 --               387,997
Gain on sale of investment interest                          739,851                    --                 --               739,851
Interest expense                                            (378,523)              (33,467)                --              (411,990)
Interest income                                              235,355                 3,108                 --               238,463
                                                     ------------------------------------------------------------------------------
Income before minority
  interest and income taxes                               11,519,692             2,853,218             (7,232)           14,365,678
Minority interest                                         (7,038,613)           (1,484,198)                --            (8,522,811)
                                                     ------------------------------------------------------------------------------
Income before income taxes                                 4,481,079             1,369,020             (7,232)            5,842,867
Provision for income taxes                                (1,860,221)                   --           (561,298)(2)        (2,421,519)
                                                     ------------------------------------------------------------------------------
Net income                                              $  2,620,858           $ 1,369,020          $(568,530)         $  3,421,348
                                                     ==============================================================================
Basic and diluted income per
   common share:
   Basic                                                $       0.24                                                   $       0.32
                                                     ==============================================================================
   Diluted                                              $       0.24                                                   $       0.31
                                                     ==============================================================================

Weighted average common shares
   outstanding:
   Basic                                                  10,826,228                                                     10,826,228
                                                     ==============================================================================
   Diluted                                                11,098,480                                                     11,098,480
                                                     ==============================================================================

1. The historical amounts represent the results of the Company for the year ended December 31, 2000 adjusted to conform with HealthTronics presentation of revenue and expenses.

2. Adjustment represents pro forma income tax expense recorded as a result of the acquisition. The amounts are recorded as if the acquisition had occurred as of January 1, 2000.

3. Adjustment to record amortization expense related to the goodwill acquired and depreciation expense related to recording equipment at its fair value. Amortization of goodwill is computed using a period of 15 years.

                  Heritage Medical Services of Texas, Inc. and
                    HSC of Gulf Coast, Inc. and Subsidiaries
               Pro Forma Combined Condensed Statement of Income
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                  (UNAUDITED)

                                                                HISTORICAL
                                                   -------------------------------------
                                                     HEALTHTRONICS                                  PRO FORMA          PRO FORMA
                                                   SURGICAL SERVICES          COMPANY(1)           ADJUSTMENTS          COMBINED
                                                   ------------------------------------------------------------------------------
Net revenue                                           $ 10,157,998           $   585,786           $    --           $ 10,743,784
Cost of devices, service parts,
   consumables                                           2,814,783                    --                --              2,814,783
Salaries, general and administrative
   expenses                                              3,828,426               283,290                                4,111,716
Depreciation and amortization                              937,681                63,515             1,528 (3)          1,002,724
                                                   ------------------------------------------------------------------------------
                                                         2,577,108               238,981            (1,528)             2,814,561
Equity in earnings of unconsolidated
   partnerships                                             47,713                    --                --                 47,713
Partnership distributions from cost
   based investments                                       114,281                    --                --                114,281
Gain on sale of investment interest                      1,009,613                    --                --              1,009,613
Interest expense                                          (100,924)               (6,476)               --               (107,400)
Interest income                                             74,870                 3,088                --                 77,958
                                                   ------------------------------------------------------------------------------
Income before minority interest and
 income taxes                                            3,722,661               235,593            (1,528)             3,956,726
Minority interest                                       (2,484,754)             (113,570)               --             (2,598,324)
                                                   ------------------------------------------------------------------------------
Income before income taxes                               1,237,907               122,023            (1,528)             1,358,402
Provision for income taxes                                (507,542)                   --          $(64,620)(2)           (572,162)
                                                   ------------------------------------------------------------------------------
Net income                                            $    730,365           $   122,023          $(66,148)          $    786,240
                                                   ==============================================================================

Basic and diluted income per common
   share:
   Basic                                              $       0.07                                                   $       0.07
                                                   ==============================================================================
   Diluted                                            $       0.07                                                   $       0.07
                                                   ==============================================================================
Weighted average common shares
   outstanding:
   Basic                                                10,973,181                                                     10,973,181
                                                   ==============================================================================
   Diluted                                              11,197,003                                                     11,197,003
                                                   ==============================================================================

1. The historical amounts represent the results of the Company for the three months ended March 31, 2001 adjusted to conform with HealthTronics' presentation of revenue and expenses.

2. Adjustment represents pro forma income tax expense recorded as a result of the acquisition. The amounts are recorded as if the acquisition had occurred as of January 1, 2001.

3. Adjustment to record amortization expense related to the goodwill acquired and depreciation expense related to recording equipment at its fair value. Amortization of goodwill is computed using a period of 15 years.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HealthTronics Surgical Services, Inc.

Dated:
August 1, 2001                          By: /s/ Victoria W. Beck
                                            ------------------------------------
                                            Victoria W. Beck
                                            Chief Accounting Officer


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